Subsequent Events	9 Months Ended
Sep. 30, 2019
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS

Gimi $700 million Facility
In October 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion and operations of the Gimi conversion. The facility is available for drawdown during the Gimi conversion, with first drawdown of $65 million completed in November 2019, and has a tenure of 7 years post commissioning.
Golar Arctic Facility

In October 2019, we entered into an agreement with the existing lenders to extend the maturity of our Golar Arctic Facility. The extended facility matures 5 years from execution, and incurred a $9.1 million reduction in principal at execution.
Short term loan to Golar Partners

In November 2019, we loaned $15.0 million to Golar Partners. The loan is unsecured, repayable in full on December 31, 2019, and bears interest at a rate of LIBOR plus 5.0%.

Total Return Swap
In August 2019, we announced that we will suspend the dividend for two quarters to fund the buy-back of the Total Return Swap shares. Consistent with this, in November 2019 we repurchased 1.5 million GLNG shares underlying the equity swap. The cash cost of these 1.5 million shares will be $69.5 million. This will be satisfied by $54.7 million of restricted cash already set aside as collateral for these shares, with the balance of $14.8 million funded out of free cash.